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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): March 30, 2006

                                 WORKSTREAM INC.
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               (Exact Name of Registrant as Specified in Charter)


             CANADA                    001-15503                     N/A
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(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
         Incorporation)              File Number)            Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (613) 270 0619
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              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

      On March 30, 2006, Workstream Inc. issued a press release regarding its consolidated financial results for the third quarter results ended February 28, 2006. The full text of such press release is furnished as Exhibit 99.1 to this report.

Item 8.01 Other Events

      On March 30, 2006, Workstream Inc. issued a press release, regarding the Company's engagement of William Blair & Company as strategic advisor to assist in exploring various strategic alternatives to maximize shareholder value. The full text of such press release is furnished as Exhibit 99.2 to this report.


Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on March 30, 2006 by Workstream Inc.

      99.2  Press Release issued on March 30, 2006 by Workstream Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.



Dated:  March 31, 2006                  By: /s/ Michael Mullarkey
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                                            Name:  Michael Mullarkey
                                            Title: Chief Executive Officer


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                                  Exhibit Index


 Exhibit No.     Description
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 99.1            Press Release issued on March 30, 2006 by Workstream Inc.

 99.2            Press Release issued on March 30, 2006 by Workstream Inc.